SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
|_| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
 X  Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Materials Pursuant to Rule 14a-11(c) or Rule 14a-12

                      NATIONAL DISCOUNT BROKERS GROUP, INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box): |X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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                                      N.A.

     2)  Aggregate number of securities to which transaction applies:
                                      N.A.

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (set forth the amount on which the filing fee is calculated and state how it was determined):
                                      N.A.

     4)  Proposed maximum aggregate value of transaction:
                                      N.A.

     5)  Total fee paid:
                                      N.A.

|_| Fee paid previously with preliminary materials:

-------------------------------------------------------------------------------

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)  Amount Previously Paid:
     2)  Form, Schedule or Registration Statement No.:
     3)  Filing Party:
     4) Date Filed:

                      National Discount Brokers Group, Inc.
                            10 Exchange Place Centre
                          Jersey City, New Jersey 07302


      --------------------------------------------------------------------
                    Notice Of Annual Meeting Of Stockholders
                           To Be Held October 25, 2000
      --------------------------------------------------------------------





The 2000 Annual Meeting of the Stockholders of National Discount Brokers Group, Inc. (the "Company") will be held at 90 Hudson Street, 1st Floor, Jersey City, New Jersey on October 25, 2000 at 4:00 p.m., New Jersey time for the following purposes:

(1) To elect three Class 1 directors to hold office for a term of three years or until their successors have been duly elected and qualified.

(2)      To approve the NDB Capital Markets CEO Bonus Plan.

(3) To approve an amendment to the 2000 National Discount Brokers Group, Inc. Compensation Plan.

(4) To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending May 31, 2001.

(5) To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on August 29, 2000, as the record date for determining the stockholders entitled to notice of and to vote at the meeting and any adjournment thereof.

Your attention is directed to the accompanying Proxy Statement for further information regarding each proposal to be made.

All stockholders are asked to complete, sign and date the enclosed proxy and return it promptly by mail in the enclosed self-addressed envelope, which does not require postage if mailed in the United States.

                                              By Order of the Board of Directors


                                              Frank E. Lawatsch, Jr.
                                              Secretary



September 6, 2000
Jersey City, New Jersey

                      National Discount Brokers Group, Inc.
                            10 Exchange Place Centre
                          Jersey City, New Jersey 07302

      --------------------------------------------------------------------
               Proxy Statement For Annual Meeting of Stockholders
      --------------------------------------------------------------------

This Proxy Statement is furnished by the Board of Directors (the "Board of Directors" or the "Board") of National Discount Brokers Group, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies to be used at the Annual Meeting of Stockholders (the "Meeting") to be held at the 90 Hudson Street, Jersey City, New Jersey on October 25, 2000 at 4:00 p.m. New Jersey time, and at any adjournment thereof. This Proxy Statement and the accompanying Annual Report, Notice and Proxy are being mailed to stockholders on or about September 7, 2000. The principal executive offices of the Company are located at 10 Exchange Place Centre, Jersey City, New Jersey 07302.

Only stockholders of record at the close of business on the record date, August 29, 2000 (the "Record Date") will be entitled to vote at the Meeting and at all adjournments thereof.

On August 29,  2000,  there were  outstanding  and  entitled to vote  21,002,604 shares of the Company's common stock, $.01 par value per share (the "Common Stock"). Each outstanding share of Common Stock is entitled to one vote on each matter to be voted upon. A majority of the shares of Common Stock entitled to vote at the Meeting will constitute a quorum for the transaction of business. Holders of Common Stock have no cumulative voting rights.

                                Voting Of Proxies

If a proxy is properly signed by a stockholder and is not revoked, the shares represented thereby will be voted at the Meeting in the manner specified on the proxy, or if no manner is specified with respect to any matter therein, such shares will be voted by the persons designated therein (with respect to the matters as to which the stockholder is entitled to vote) (a) "FOR" the election of each of Dennis Marino, James H. Lynch, Jr. and Russell C. Horowitz as Class 1 directors of the Company, (b) "FOR" the approval of the NDB Capital Markets CEO Bonus Plan, (c) "FOR" an amendment of the 2000 National Discount Brokers Group, Inc. Compensation Plan, (d) "FOR" the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending May 31, 2001, and (e) in connection with the transaction of such other business as may properly be brought before the Meeting, in accordance with the judgment of the person or persons voting the proxy. If any of the nominees for director is unable to serve or for good cause will not serve, an event that is not anticipated by the Company, the shares represented by the accompanying proxy will be voted for a substitute nominee designated by the Board of Directors or the Nominating Committee thereof or the Board of Directors may determine to reduce the size of the Board of Directors.

A proxy may be revoked by the stockholder at any time prior to the voting thereof by giving notice of revocation in writing to the Secretary of the Company, by duly executing and delivering to the Secretary of the Company a proxy bearing a later date or by voting in person at the Meeting.

Directors of the Company will be elected by a plurality of the vote of the outstanding shares of Common Stock present, in person or by proxy, and entitled to vote at the Meeting. The affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock present, in person or by proxy, and entitled to vote at the Meeting is required for the ratification and approval of any other matter which may be put to a stockholder vote at the Meeting, unless otherwise required by the Delaware General Corporation Law or the Company's Restated

Certificate of Incorporation, as amended. Except for the election of directors, as to any particular proposal, abstentions will have the same effect as a vote against that proposal, and broker non-votes will not be counted as votes for or against the proposal, and will not be included in counting the number of votes necessary for approval of the proposal. Votes cast, either in person or by proxy, will be tabulated by American Stock Transfer & Trust Company, the Company's transfer agent.


                 Voting Securities and Principal Holders Thereof

Security Ownership Of Certain Beneficial Owners

The following table sets forth certain information, as of August 29, 2000 (as of July 7, 2000 with respect to Deutsche Bank AG), regarding the beneficial ownership of the Common Stock by each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of the Common Stock. The Company has been advised that each stockholder listed below has sole voting and dispositive power with respect to such shares unless otherwise noted in the footnotes following the table. Pursuant to the Stockholder Agreement between the Company and Deutsche Bank AG, Deutsche Bank AG has agreed that as long as Deutsche Bank AG and its affiliates beneficially own, for their own account, in the aggregate 10% or more of any class or series of the voting capital stock of the Company, it will either vote, or execute consents with respect to, all shares of the voting capital stock of the Company owned by it or its affiliates in favor of all proposals recommended by management of the Company, or if Deutsche Bank AG and its affiliates intend not to vote, or execute consents, to vote or execute consents respecting its shares in the same proportion (for, against and abstaining) as all other holders of voting capital stock of the Company. As of the Record Date for the Meeting, Common Stock is the only class or series of voting capital stock of the Company outstanding.

                Name and Address                            Amount
                of Beneficial Owner                 Of Beneficial Ownership              Percentage of Class


                Arthur Kontos
                10 Exchange Place Centre
                Jersey City, NJ 07302                     2,887,000 (1)                         13.62%

                Peter R. Kellogg
                120 Broadway
                New York, NY 10271                        2,940,222 (2)                         14.00%

                Deutsche Bank AG
                31 West 52nd Street
                New York, New York  10019                 3,419,582 (3)                         16.28%
                Attn:  General Counsel

(1) Comprised of 1,357,854 shares of Common Stock held by Mr. Kontos and 197,387 shares of Common Stock underlying Mr. Kontos' currently exercisable stock options. Also includes 125,000 shares of Common Stock held by the Arthur Kontos Foundation, 753,562 shares of Common Stock held by limited partnerships of which Mr. Kontos is the general partner and Mr. Kontos' children are sole limited partners, and 453,197 shares over which he has sole voting power which are subject to a voting trust agreement with his former wife.

(2) Comprised of 730,942 shares of Common Stock held by Mr. Kellogg, 1,850,000 shares of Common Stock held by IAT Reinsurance Syndicate Ltd., a corporation, all of whose voting stock is held by Mr. Kellogg and of which Mr. Kellogg is president, and 346,500 shares of Common Stock held by the Cynthia and Peter Kellogg Foundation and 12,780 shares of Common Stock held by the J. C. Kellogg Foundation. Mr. Kellogg has shared beneficial ownership over the shares owned by the Cynthia and Peter Kellogg Foundation and the J. C. Kellogg Foundation.

(3) Based upon Amendment No. 1 to Form 13D filed by Deutsche Bank AG, dated July 7, 2000, Deutsche Bank AG reports that it has shared voting and dispositive power with respect to all shares of Common Stock beneficially owned by it.

Security Ownership of Management

The following table sets forth certain information, as of August 29, 2000, regarding the beneficial ownership of the Common Stock by each director and named executive officer (see "Compensation of Directors and Executive Officers") of the Company and by all directors and executive officers as a group. The Company has been advised that each stockholder listed below has sole voting and dispositive power with respect to such shares, unless otherwise noted in the footnotes below. NDB Capital Markets Corporation ("NDBC") is a wholly owned subsidiary of the Company specializing in the wholesale market making of over-the-counter securities. National Discount Brokers Corporation ("NDB.com") is a wholly owned subsidiary of the Company specializing in offering retail discount brokerage services.

                                                                 Number of Shares      Percentage of Common
             Name of Beneficial Owner                           Beneficially Owned     Stock Beneficially Owned

             Arthur Kontos,                                       2,887,000     (1)               13.62
             President and Chief Executive Officer
             of the Company, Vice Chairman of the
             Board and Director

             James H. Lynch, Jr., Chairman of the                    40,100     (2)                *
             Board and Director

             John P. Duffy, Director                                 64,000     (3)                *

             Dennis Marino,                                         166,529     (4)                *
             Executive Vice President and Chief
             Administrative Officer of the Company;
             Chairman of the Board of NDB.com

             Thomas W. Neumann,                                     214,282     (5)                1.02
             Executive Vice President of the Company;
             President and Chief Executive Officer of NDBC

             Ralph N. Del Deo, Director                              35,000     (6)                *

             James Romano,                                           27,431     (7)                *
             Executive Vice President, Capital Markets
             of NDBC

             Charles Kirkland Kellogg, Director                      11,500     (8)                *

             Russell C. Horowitz, Director                          265,000     (9)                1.26

             Kevin Parker, Director                                       0                        *

             Denise Isaac, Executive Vice President and              25,682     (10)               *
             Treasurer of the Company

             All Directors and Executive Officers as a            3,744,624     (11)              17.48
             Group (13 persons)

                 * Less than 1%






(1) Consists of 1,357,854 shares of Common Stock held by Mr. Kontos, 197,387 shares of Common Stock underlying Mr. Kontos' stock options exercisable within 60 days of August 29, 2000, 125,000 shares of Common Stock held by the Arthur Kontos Foundation, 753,562 shares of Common Stock held by limited partnerships of which Mr. Kontos is the general partner and Mr. Kontos' children are sole limited partners and 453,197 shares over which he has only sole voting power which are subject to a voting trust agreement with his former wife.

(2) Consists of 35,100 shares of Common Stock held by Mr. Lynch and 5,000 shares of Common Stock underlying Mr. Lynch's stock options exercisable within 60 days of August 29, 2000.

(3) Consists of 55,000 shares of Common Stock held by Mr. Duffy, 4,000 shares of Common Stock held in trust for Mr. Duffy's children and 5,000 shares of Common Stock underlying Mr. Duffy's options exercisable within 60 days of August 29, 2000.

(4) Consists of 116,132 shares of Common Stock held by Mr. Marino and 50,397 shares of Common Stock underlying Mr. Marino's stock options exercisable within 60 days of August 29, 2000.

(5) Consists of 121,477 shares of Common Stock held by Mr. Neumann and 92,805 shares of Common Stock underlying Mr. Neumann's stock options exercisable within 60 days of August 29, 2000.

(6) Consists of 20,000 shares of Common Stock held by Mr. Del Deo, 10,000 shares of Common Stock held by his wife and 5,000 shares of Common Stock underlying Mr. Del Deo's options exercisable within 60 days of August 29, 2000.

(7) Consists of 27,431 shares of Common Stock underlying Mr. Romano's stock options exercisable within 60 days of August 29, 2000.

(8) Consists of 6,500 shares of Common Stock held by Mr. Kellogg and 5,000 shares Common Stock underlying Mr. Kellogg's stock options exercisable within 60 days of August 29, 2000.

(9) Consists of 260,000 shares of Common Stock held by Go2Net, Inc., a corporation of which Mr. Horowitz is a director and chief executive officer and 5,000 shares of Common Stock underlying Mr. Horowitz's stock options exercisable within 60 days of August 29, 2000.

(10) Consists of 1,250 shares of Common Stock held by Ms. Isaac and 24,432 shares of Common Stock underlying Ms. Isaac's stock options exercisable within 60 days of August 29, 2000.

(11) Includes 422,452 shares of Common Stock underlying stock options exercisable within 60 days of August 29, 2000.

PROPOSAL 1.  ELECTION OF DIRECTORS

The Company's Restated Certificate of Incorporation, as amended, which became effective on February 4, 1987, requires that the Board of Directors be divided into three classes. In accordance with the Company's Restated Certificate of Incorporation, at the 1987 annual meeting, Class 1 directors were initially elected for a term that expired as of the 1988 annual meeting of the stockholders of the Company, Class 2 directors were initially elected for a term that expired as of the 1989 annual meeting of stockholders and Class 3 directors were initially elected for a term that expired as of the 1990 annual meeting of stockholders. At each annual meeting, directors will be elected for a term of three years so that the term of office of one class of directors shall expire each year.

Three individuals are being nominated for election at the Meeting to serve as Class 1 directors for a term of three years or until the election and qualification of their successors.

The affirmative vote of the holders of a plurality of the shares of Common Stock voted in person or by proxy at the Meeting is required for the election of each director. Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of Dennis Marino, James H. Lynch, Jr. and Russell C. Horowitz. If Mr. Marino, Mr. Lynch or Mr. Horowitz becomes unable to serve or for good cause will not serve, an event that is not anticipated by the Company, (i) the shares represented by the proxies will be voted for a substitute nominee or substitute nominees designated by the Board of Directors or the Nominating Committee of the Board of Directors or (ii) the Board of Directors may determine to reduce the size of the Board of Directors. At this time, the Board of Directors knows of no reason why Mr. Marino, Mr. Lynch or Mr. Horowitz will not be able to serve as a director if elected. Mr. Horowitz was appointed as a director pursuant to the Securities Purchase Agreement, dated as of February 5, 2000, between the Company and Go2Net, Inc. and Vulcan Ventures Incorporation (the "Securities Purchase Agreement"). The Securities Purchase Agreement provides that the Company is required to use its best efforts to cause the election of a designee of Go2Net, Inc. and Vulcan Ventures Incorporated as a director of the Company, so long as they continue to hold all their shares of Common Stocks purchased from the Company. Pursuant to the Stockholder Agreement between Deutsche Bank AG and the Company (the "Stockholder Agreement"), Mr. Parker was elected a director of the Company. The Company is required by the Stockholder Agreement to use its commercially reasonable efforts to cause the election of a designee of Deutsche Bank AG, so long as Deutsche Bank AG and one or more of its direct or indirect wholly-owned subsidiaries own Common Stock representing 10% or more of the outstanding voting stock of the Company.

The Board of Directors recommends a vote "FOR" the election of each of the above nominees.

The name and age of each of the nominees and each of the incumbent directors whose term will continue following the Meeting, their respective positions with the Company and the period during which each such individual has served as a director are set forth below. Additional biographical information concerning each of the nominees and each of the incumbent directors and executive officers of the Company follows the table.

     Name                               Age    Position                                                  Director Since
     Class 1 Directors

     Dennis Marino                      54     Director, Chairman of the Board of NDB.com; Executive          1981
                                               Vice President and Chief Administrative Officer of the
                                               Company

     James H. Lynch, Jr.                69     Chairman of the Board of the Company                           1989

     Russell C. Horowitz                34     Director                                                       2000

     Class 2 Directors

     Arthur Kontos                      54     Director, Vice Chairman of the Board, President and            1988
                                               Chief Executive Officer of the Company

     Ralph N. Del Deo                   75     Director                                                       1993

     Kevin Parker                       41     Director                                                       2000

     Class 3 Directors

     John. P. Duffy                     59     Director                                                       1992

     Thomas W. Neumann                  36     Director, President and Chief Executive Officer of             1992
                                               NDBC and Executive Vice President of the Company

     Charles Kirkland Kellogg           31     Director                                                       1999



Certain Biographical Information Concerning
Incumbent Directors and Executive Officers

James H. Lynch, Jr. became Chairman of the Board of Directors in July 1989. He is an independent consultant to the securities industry. Mr. Lynch was a general partner and member of the Executive Committee of Spear, Leeds & Kellogg, L.P. ("SLK") for more than five years prior to his retirement from SLK in June 1985. SLK is a broker- dealer and a member of all major United States stock exchanges and acts as a specialist on the New York and American Stock Exchanges.

Arthur Kontos became Vice Chairman of the Board, President and Chief Executive Officer of the Company in October 1988. Mr. Kontos was a managing director of SLK from June 1988 until October 1988, when he joined the Company. He became a general partner of SLK in 1982 and President of S.G.I. Capital Holdings, Inc., a general partner of S.G.I. in 1988, from which positions he resigned in December 1991. From July 1978 until May 1988, Mr. Kontos served as a director and as President and Chief Executive Officer of Troster Singer Corporation (now called SLK Capital Markets, a division of Spear, Leeds & Kellogg, L.P. ("SLKC")).

Dennis Marino has been employed by the Company since February 1969 and has served as the Company's Chief Administrative Officer since 1986. He was appointed President of NDBC in January 1988, a position he held until December 1997 at which time he became Chairman of NDB.com. From February 1998 until August, 1999, Mr. Marino also held the positions of President and Chief Executive Officer of NDB.com. He has been an Executive Vice President of the Company since 1977.

Thomas W. Neumann has served as an Executive Vice President of the Company since 1991 and was appointed President and Chief Executive Officer of NDBC in December 1997. Mr. Neumann joined NDBC in October 1988 and held various trading positions with that company prior to being appointed a senior vice president in 1990 and Head of Capital Markets in 1995. From June 1986 until October 1988, Mr. Neumann was an employee of SLKC.

John P. Duffy retired from his position as a managing director of SLK in 1991, a position he held from prior to September 1987 until his retirement. As a managing director of SLK, Mr. Duffy acted as a specialist on The New York Stock Exchange ("NYSE"). Mr. Duffy is also a director of Kinney Oil Co.

Ralph N. Del Deo is a senior partner of Gibbons, Del Deo, Dolan, Griffinger & Vecchione, P.C., a New Jersey law firm that provides legal services to the Company. His practice areas include litigation and general practice.

Charles Kirkland Kellogg became a Director in April 1999. Mr. Kellogg obtained an M.B.A. from The College of William and Mary in 1999. After graduation, he became an executive of Performance Specialist Group, L.P., a NYSE specialist. From 1996 to 1997, he served as special projects coordinator for NDB.com where he assisted in developing NDB.com's online trading system. From 1992 to 1995, Mr. Kellogg served in various trading positions at NDBC and Equitrade Partners, L.P. (a New York Stock Exchange specialist which was formerly an affiliate of the Company).

Russell C. Horowitz became a Director in February 2000. He is co-founder of Go2Net and has served as its Chairman and Chief Executive Officer since its inception in February 1996. In 1996, Mr. Horowitz also founded Xanthus Capital, L.P., a Seattle, Washington-based merchant bank that focuses primarily on developing companies in emerging growth industries or special situations. Mr. Horowitz serves as the Chief Executive Officer and as a director of Xanthus Management, L.L.C., the general partner of Xanthus Capital, L.P. Mr. Horowitz received B.A. in Economics from Columbia College of Columbia University in 1988.

Kevin Parker became a Director in June 2000. He is Managing Director and Global Head of Cash Equity Sales and Trading and Equity Research at Deutsche Bank AG. From May 1997 until May 2000, Mr. Parker was Managing Director and Global Head of Equity Derivatives for Deutsche Bank AG. Mr. Parker, prior to joining

Deutsche Bank AG, was Managing Director and Chief Information Officer of Morgan Stanley & Co. from 1993 to 1997 and Asian equity derivatives head from 1988 to 1993.

Denise Isaac, age 33, joined the Company in October 1995 as Chief Financial Officer. She became Treasurer in April 1998 and Executive Vice President in May 1999. Prior to her employment with the Company, Ms. Isaac was a Senior Manager in the financial services practice of KPMG LLP. Ms. Isaac was employed by KPMG LLP since 1986 where she worked on various assignments and taught courses to the securities industry.

Frank E. Lawatsch, Jr., age 56, was appointed as Executive Vice President, Secretary and General Counsel of the Company in April 1999. Prior to that time, he was a senior partner of Gibbons, Del Deo, Dolan, Griffinger & Vecchione, P.C., a New Jersey law firm that provides legal services to the Company. Prior to 1992, Mr. Lawatsch served as general counsel to two publicly owned financial service corporations. Mr. Lawatsch has been a member of the bar since 1969. He is responsible for the Company's legal, corporate secretarial, compliance and human resource functions.

Daniel Fishbane, age 39, joined the Company in January 2000 as Chief Financial Officer. Prior to his employment with the Company, Mr. Fishbane was a managing director and comptroller from 1995 to 1996 and Chief Financial Officer from 1996 to 1999 of the New York office of D.E. Shaw & Co., LP.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission and The New York Stock Exchange ("NYSE"). Based solely on a review of the copies of reports furnished to the Company and written representations from the Company's executive officers, directors and persons who beneficially own more than ten percent of the Company's equity securities, the Company believes that, during the preceding fiscal year and prior fiscal years, all filing requirements applicable to its officers, directors and ten percent beneficial owners were met, except as noted below. Dennis Marino filed two late Form 4s, since he had inadvertently failed to report five separate transactions: a grant of options in 1997 and four gifts of Common Stock to various charities in 2000. Thomas W. Neumann filed one late Form 4, since he had inadvertently failed to report two separate transactions: a grant of options in 1997 and the sale of Common Stock in 1999. Russell C. Horowitz filed one late Form 4, since he had inadvertently failed to report the exercise of a warrant to acquire Common Stock by Go2Net, Inc. Denise Isaac filed two late Form 4s, since she had inadvertently failed to report the grant of options in 1997 and the sale of Common Stock in February 1999. Actions have been taken to correct the foregoing filings.

Meetings of the Board and Committees

During fiscal year 2000, the Board of Directors held eight meetings. All of the directors except Mr. Horowitz attended at least 75% of the aggregate of all meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors of which each respective director was a member during the time he was serving as such during the fiscal year ended May 31, 2000.

The Board of Directors has created an Executive Committee, a Compensation Committee, an Audit Committee, and a Nominating Committee. The Executive Committee is comprised of James H. Lynch, Jr., Arthur Kontos and Dennis Marino. The Compensation Committee is comprised of James H. Lynch, Jr. and John P.
Duffy. The Audit Committee is comprised of James H. Lynch, Jr. and John P. Duffy. The Nominating Committee is comprised of Arthur Kontos, John P. Duffy and Thomas W. Neumann.

The Executive Committee, which held no meetings during fiscal year 2000, is authorized, among other things, to exercise such powers as may lawfully be delegated to it by the Board of Directors, including the appointment of officers, the appointment of agents of the Company, and the determination of general policy with regard to business of the Company. Action by the Executive Committee is subject to review and revision by the Board of Directors.

The Compensation Committee, which held three meetings during fiscal year 2000, has jurisdiction on behalf of the Company to approve, disapprove, modify or amend all plans to compensate employees including bonuses. No member of the Compensation Committee is eligible for any award of stock or any grant of stock options under any such plans except for fixed stock option grants under the National Discount Brokers Group, Inc. 1999 Non-Qualified Stock Option Plan. The Compensation Committee determines the salaries of all other employees of the Company who are directors and also determines the salaries of all employees of the Company who are executive officers of the Company or who occupy such other positions as may be designated by the Compensation Committee.

The Audit Committee, which held four meetings during fiscal year 2000, operates pursuant to a written charter which was approved by the Board on January 19, 2000. The charter provides that the Audit Committee will review and monitor the Company's financial reports and accounting practices and, among other things, make recommendations to the Board with respect to audit policies and procedures and the scope, staffing and extent of audits, review the Company's unaudited quarterly financial results, review the annual yearend audit with management and the Company's independent auditors, and receive and review reports on the independent auditor's independence, and review and evaluate the performance of the independent auditors and the fees to be paid to the independent auditors.

The Nominating Committee was created by the Board of Directors for the purpose of nominating a slate of nominees for election to the Board of Directors by the stockholders of the Company at each Annual Meeting of Shareholders. The Nominating Committee is also responsible for nominating candidates to fill the position of each director, if any, whose term as director terminates prior to the date of any annual meeting of stockholders and who is to be replaced by the Board of Directors. The Nominating Committee does not consider nominees recommended by stockholders in its deliberations. The Nominating Committee held no meetings in fiscal year 2000.

                Compensation Of Directors And Executive Officers

The following table sets forth information concerning the annual and long-term compensation for services in all capacities to the Company and its subsidiaries for each of the fiscal years ended May 31, 2000, 1999 and 1998 of those persons who were, at May 31, 2000, (i) the Chief Executive Officer and (ii) the other four most highly compensated executive officers of the Company for the fiscal year ended May 31, 2000 (such persons are the "named executive officers"):


                          Executive Compensation Table

                                                                                     Annual Compensation

                                                    ------------ ------------------- ------------------- ---------------
Name and                                                                                                    Securities
Principal                                  Fiscal                                    All Other              Underlying
Position                                   Year     Salary($)        Bonus($)        Compensation($)        Options (#)
--------                                   ----     ---------      -------------     ---------------        -----------


Arthur Kontos, Vice Chairman of the        2000      $300,000        $14,452,271
Board, President and Chief Executive       1999       300,000          6,459,539
Officer of the Company                     1998       300,000          3,479,439        $515,568 (1)         126,941

Dennis Marino, Executive Vice President    2000       225,000            775,000                              12,640
and Chief Administrative Officer of  the   1999       225,000            700,000                              19,660
Company; Chairman                          1998       173,077            350,000         175,075 (1)          42,966
of the Board of  NDB.com
Thomas W. Neumann                          2000       300,000          5,500,000                              12,640
Executive Vice President of the Company;   1999       311,538          1,500,000                              19,660
President and Chief Executive Officer of   1998       299,039            802,000 (2)     181,886 (1)          85,374
NDBC

James Romano                               2000       350,000          2,200,000 (3)                          17,640
Executive Vice President of NDBC           1999       363,461            800,000 (3)                                     19,660
                                           1998       350,000            250,000                           5,000


Denise Isaac                               2000       170,000            730,000                              12,635
Executive Vice President and Treasurer     1999       170,769            330,000                              19,665
of the Company                             1998       135,585            139,000                               5,000


No named executive officer received personal benefits or perquisites during the fiscal year ended May 31, 2000 in excess of the lesser of $50,000 or 10% of his or her aggregate salary and bonus.

(1)  Represents gain recognized upon exercise of options.

(2) Includes $107,000 of bonus paid in fiscal year ended May 31, 1998 with respect to services performed in the fiscal year ended May 31, 1997.

(3) Cash bonus for Mr. Romano includes commissions, representing a percentage of gross commissions on sales/trades.

Compensation Arrangements

On May 31, 1997, the Board of Directors approved, and Mr. Kontos signed, an employment agreement, (the "Employment Agreement"). The Employment Agreement provided for an initial term of employment from June 1, 1997 to May 31, 2000. The Company exercised its option to extend the term from June 1, 2000 until May 31, 2001. Mr. Kontos has the right to extend the term from June 1, 2001 to May
31, 2002. The Employment Agreement provides that Mr. Kontos will receive an annual base salary of $300,000 and an annual cash bonus pursuant to the terms of the National Discount Brokers Group, Inc. 1996 CEO Bonus Plan (the "CEO Bonus Plan"). Pursuant to the CEO Bonus Plan, for fiscal years commencing with the fiscal year ended May 31, 1998, the Chief Executive Officer of the Company is entitled to an annual cash bonus equal to 10% of the first $10,000,000 of "Income," and 15% of "Income" over $10,000,000. "Income" means the consolidated pre-tax net income of the Company without deductions for the payment or accrual of a bonus under the CEO Bonus Plan. For the fiscal year ended May 31, 2000, Mr. Kontos waived his receipt of $2,400,000 of the bonus under the CEO Bonus Plan. For the fiscal year ended May 31, 2001, Mr. Kontos has agreed to a 20% reduction in the amount of the bonus payable to him under the CEO Bonus Plan. The Employment Agreement may be terminated (i) by Mr. Kontos either on thirty (30) days prior written notice or at any time following a Change in Control, as defined, (ii) by the Company for Cause, as defined, (iii) automatically upon the death or disability of Mr. Kontos, or (iv) by the Company without Cause. If the Company terminates the Employment Agreement without Cause, or Mr. Kontos terminates his employment for Good Reason (as defined) within one year after a Change of Control, Mr. Kontos is entitled to receive as liquidated damages an amount equal to three times his average compensation (including base salary, bonus and any other compensation) from the Company and its subsidiaries as reported for federal income tax purposes for the five previous calendar years less $1.00 subject to the limitation that the amount shall not constitute an excess parachute payment under Section 280G of the Internal Revenue Code of 1986, as amended. Generally, a Change in Control will be deemed to have occurred under the Employment Agreement (i) if any person (other than Mr. Kontos or persons under his control) or group acting in concert acquires beneficial ownership of more than 50% of the voting stock of the Company and the control so acquired is exercised in any manner, (ii) during a two year period persons who at the beginning of the period who constitute the Board of Directors and any new director whose election was approved by at least 2/3 of the directors then still in office, cease for any reason to constitute a majority of the Board of Directors, or (iii) the Company or a subsidiary of the Company merges, consolidates or engages in a similar transaction, other than a transaction where voting securities of the Company outstanding prior to this transaction continue to represent 75% or more of the combined voting power of the voting securities of the Company or the surviving entity, or the stockholders approve a plan of complete liquidation or an agreement for the sale or disposition of all or substantially all of the Company's assets.


Compensation of Directors

Independent directors are paid at a rate of $18,000 annually plus $1,000 for each committee meeting attended. Each director who is not an employee of the Company or its subsidiaries also receives an option to acquire 5,000 shares of the Common Stock at an exercise price equal to the fair market value of the Common Stock on the date the option is granted each time he or she is elected a director.

Option Grants in Last Fiscal Year

Shown below is information with respect to the options to purchase Common Stock granted to the Chief Executive Officer and the named executive officers of the Company during the fiscal year ended May 31, 2000.

                        Option Grants In Last Fiscal Year

                                                                                                           Potential Realizable
                                                                                                          Value at Assumed Annual
                                                                                                           Rates of Stock Price
                                         Individual Grants                                                Appreciation for Option
                                                                                                                   Term
-----------------------------------------------------------------------------------------------------    --------------------------
                             Number of        % of Total
                            Securities         Options
                            Underlying        Granted to    Exercise or Base
                              Options        Employees in        Price             Expiration
          Name              Granted (#)       Fiscal Year        ($/Sh)               Date               5% ($)        10% ($)
          ----              -----------    ---------------   -----------------       ----------          ------        -------

Arthur Kontos                     0               0%


Dennis Marino                 7,640             1.32           $60 1/16 (1)           7/7/2009           $288,586       $731,333
                              5,000              .86            26 9/16 (2)          1/12/2010             83,525        211,669

Thomas W. Neumann             7,640             1.32            60 1/16 (1)           7/7/2009           $288,586       $731,333
                              5,000              .86            26 9/16 (2)          1/12/2010             83,525        211,669


James Romano                  7,640             1.32            60 1/16 (1)           7/7/2009           $288,586       $731,333
                             10,000             1.73            26 9/16 (2)          1/12/2010            167,050        423,338

Denise Isaac                  7,635             1.32            60 1/16 (1)           7/7/2009           $288,397       $730,854
                              5,000              .86            26 9/16 (2)          1/12/2010             83,525        211,669


(1) Options granted become exercisable with respect to one-third of the shares on each of the first, second and third anniversary of the date of grant of the options (July 7, 1999).

(2) Options granted become exercisable with respect to one-third of the shares on each of the first, second and third anniversary of the date of grant of the options (January 12, 2000).


Option Exercises and Fiscal Year-End Values

Shown below is information with respect to the exercise of options to purchase Common Stock by the Chief Executive Officer and the named executive officers and unexercised options to purchase shares of Common Stock granted to the Chief Executive Officer and such named executive officers.

          Aggregated Option Exercises In Fiscal Year Ended May 31, 2000
                          And May 31, 2000 Option Value

                                                                  Number of Unexercised            Value of Unexercised
                                                                       Options at                  In-the money Options
                           Number of Shares         Value            Fiscal Year-End              At Fiscal Year-End (1)
         Name             Acquired on Exercise    Realized      Exercisable    Unexercisable    Exercisable   Unexercisable


Arthur Kontos                      0                   0          197,387                 0      $2,753,568              $0

Dennis Marino                      0                   0           47,851            27,415         507,705          23,002

Thomas W. Neumann                  0                   0           90,259            27,415       1,070,040          23,002

James Romano                       0                   0           24,885            32,415         244,623          23,002

Denise Isaac                       0                   0           21,888            27,412         208,250          23,002


(1)      Based on the difference between the exercise price of the options and the closing price of the Common Stock on the New York
        Stock Exchange on May 31, 2000.


             Compensation Committee Report On Executive Compensation

General

The Compensation Committee of the Board of Directors reviews the Company's existing and proposed executive compensation plans and makes recommendations to the Board of Directors regarding such plans and the awards to be made thereunder.

Set forth below is a discussion of the Company's compensation philosophy, together with a discussion of the factors considered by the Compensation Committee in determining the compensation of the Company's President and Chief Executive Officer and other named executive officers in this Proxy Statement for the fiscal year ended May 31, 2000.

Members of the Compensation Committee during the fiscal year ended May 31, 2000 were John P. Duffy and James H. Lynch, Jr.

As part of the sale of Equitrade Partners, L.L.C. to a subsidiary of SLK, the Company redeemed a .01% interest in Equitrade Partners, L.L.C. held by John P. Duffy for $1,130.09 in cash. See "Certain Relationships and Related Transactions".


Compensation Philosophy

The Company's compensation philosophy focuses on providing executives with annual compensation that rewards individual performance during the year, and provides incentives to executives to improve the long-term performance of the Company. By paying competitive base salaries to executive officers, and making a significant portion of their compensation contingent on their performance during the year, the Company seeks to provide executives with significant incentives to promote the interests of the Company and its stockholders.

Salaries. Consistent with its compensation philosophy, the Company has paid competitive base salaries to its salaried officers and has supplemented these salaries with performance-based bonuses. Traders generally receive no base salaries, and are compensated on a commission basis with a minimum guarantee. In making decisions with respect to the base salaries of executive officers for the fiscal year ended May 31, 2000, the committee considered the performance of each of the individuals in question during the prior year, the Company's results of operations for the fiscal year ended May 31, 2000 and the responsibilities of the executive officers. In keeping with its desire to base much of the compensation of the Company's executives on performance during the year, the committee generally determined to maintain salaries for executive officers at the same level as the prior year.

Bonuses. The discretionary bonuses paid to the Company's officers with respect to the fiscal year ended May 31, 2000 were determined primarily by reference to the Company's financial performance for the fiscal year and by reference to the volume of business generated by them or under their direction during the fiscal year. The performance of the Company's President and Chief Executive Officer is measured by reference to the Company's financial performance for the fiscal year and his bonus is determined by a formula contained in the National Discount Brokers Group, Inc. 1996 CEO Bonus Plan ("CEO Bonus Plan").

Equity Based Compensation

The Compensation Committee granted non-qualified stock options to executive officers of the Company both to incentivise them to increase their ownership of Common Stock and as a retention device, as the options have a three-year vesting schedule.

Chief Executive Officer Compensation

The compensation arrangements for Mr. Kontos with respect to the fiscal year ended May 31, 2000 were based on the Company's compensation philosophy. The Compensation Committee determined not to make any adjustments to Mr. Kontos' base salary for the year, in an effort to provide Mr. Kontos with additional incentives to continue to improve the Company's performance. Mr. Kontos' bonus with respect to the fiscal year ended May 31, 2000 was determined in accordance with the provisions of the CEO Bonus Plan. Mr. Kontos elected to waive $2,400,000 in bonus payments due him under the CEO Bonus Plan for this fiscal year ended May 31, 2000.

                                                     THE COMPENSATION COMMITTEE


                                                     James H. Lynch, Jr.
                                                     John P. Duffy

Indemnification of Directors and Executive Officers

The Company has entered into indemnification agreements with its directors and executive officers which obligate the Company to indemnify the directors or officers for all expenses (including attorney fees) and costs, judgments, fines and settlement amounts paid or incurred by them in connection with claims, actions and proceedings in which they are parties, witnesses and subjects as a result of their activities on behalf of the Company, including, but not limited to, their activities as directors and officers of the Company and its subsidiaries. Pursuant to the agreements, the directors or executive officers will be indemnified to the extent permitted under Delaware law. The agreements cover all indemnified claims and proceedings brought within ten years after the resignation of the director or executive officer from all positions held as a director, officer or otherwise on behalf of the Company. The agreements may provide indemnity to or limit liability of directors or executive officers for events that occurred prior to the date of the agreement. However, the enforceability of these retroactive provisions has not been determined under Delaware law.

Stock Option Plans

In August 1995, the Board of Directors adopted The Sherwood Group, Inc. 1995 Stock Option Plan (the "1995 Stock Option Plan") which plan was approved by the stockholders at the 1995 Annual Meeting of Stockholders. Under the 1995 Stock Option Plan, 767,200 shares of Common Stock were authorized for issuance upon exercise of options and stock appreciation rights. In August 1997, the Board of Directors amended the 1995 Stock Option Plan to allow for an additional 420,000 shares of Common Stock to be authorized for issuance upon exercise of options and stock appreciation rights. This amendment was approved by the stockholders at the 1997 Annual Meeting of Stockholders. The maximum number of shares subject to stock options that may be granted to any one optionee during any calendar year under the 1995 Stock Option Plan may not exceed 300,000 shares. The 1995 Stock Option Plan provides for the granting of both incentive and non-incentive stock options and stock appreciation rights which may be issued in connection with a stock option. At May 31, 2000, 37,428 shares were available for future grant under the 1995 Stock Option Plan. No options were granted by the Company under the 1995 Stock Option Plan during the fiscal year ended May 31, 2000.

On April 21, 1999, the Board of Directors adopted the National Discount Brokers Group, Inc. 1999 Non-Qualified Stock Option Plan (the "1999 Plan"). The 1999 Plan covers 1,000,000 shares of Common Stock and provides for the granting of non-qualified stock options to employees, independent contractors, agents and consultants of the Company and its subsidiaries. At May 31, 2000, 160,935 shares were available for future grant under the 1999 Plan. Options covering 166,100 shares of Common Stock were granted by the Company under the 1999 Stock Option Plan during the fiscal year ended May 31, 2000. No participant may be awarded options exceeding in the aggregate of 125,000 shares of Common Stock in any fiscal year. The 1999 Plan was amended by the Board of Directors to provide for the grant of a non-qualified stock option to each non-employee director covering 5,000 shares of Common Stock with an exercise price of equal to fair market value of the Common Stock at the date of grant. Non-employee directors at the time of adoption of the 2000 Plan received such an option. Non-employee directors receive an option covering 5,000 shares of Common Stock each fiscal year he or she is elected a director of the Company.

On September 1, 1999, the Board of Directors approved the 2000 National Discount Brokers Group, Inc. Compensation Plan (the "2000 Plan") which plan was approved by the stockholders at the 1999 Annual Meeting of Stockholders. The 2000 Plan covers 800,000 shares of Common Stock and provides for the granting of stock awards, incentive stock options, non-qualified stock options and stock appreciation rights to officers, employees, independent contractors, agents and consultants of the Company and its subsidiaries. On May 31, 2000, 392,500 shares were available for future grant under the 2000 Plan. Options covering 412,500 shares of Common Stock were granted by the Company under the 2000 Plan during the fiscal year ended May 31, 2000, 5,000 of which were subsequently cancelled. No stock awards or stock appreciation rights have been granted under the 2000 Plan.

401(k) Plan

In April 1992, the Company formed the Sherwood Securities Corp. 401(k) Plan (the "401(k) Plan") which is a profit sharing plan qualified under Section 401(k) of the Code. The 401(k) Plan was renamed the National Discount Brokers Group, Inc. 401(k) Plan, effective January 1, 1999. Under the terms of the 401(k) Plan, all employees of the Company and its subsidiaries employed on February 1, 1992 were immediately eligible to participate. All other employees are eligible to participate in the 401(k) Plan after completing six months of service and attaining age 21. Employees may elect to have deductions made from their salaries and contributed to the 401(k) Plan. In addition, the Company may make matching contributions to the 401(k) Plan in such amounts as may be determined in the discretion of the Board of Directors. During the fiscal year ended May 31, 2000, there was a discretionary Company contribution to the 401(k) Plan of $108,221. Shares of Common Stock held in the 401(k) Plan are voted by the participants in the 401(k) Plan to the extent shares of Common Stock are credited to their respective accounts.

Sabbatical Program

All full time employees of the Company or its subsidiaries who have completed five years of employment may take a four week (three months in the case of members of the Executive Committee of the Company) paid sabbatical. Such sabbatical must be taken within one year after the employee's fifth anniversary. Sabbaticals may also be taken for each subsequent five-year period of employment completed. In addition, NDBC has usually assumed any trading losses incurred in a trader's account during a trader's sabbatical.


                 Certain Relationships And Related Transactions

Spear, Leeds & Kellogg, L.P. Equitrade Partners, L.L.C. (a NYSE specialist and former affiliate of the Company) cleared its securities transactions with SLK. During the Company's 2000 fiscal year, Equitrade paid fees in the aggregate amount of $138,644 to SLK in connection with clearing activities performed by SLK. On June 18, 1999, the Company and one of its wholly-owned subsidiaries sold 46.845% of the membership interests in Equitrade Partners, L.L.C. to a subsidiary of SLK for approximately $100 million of which $15 million was used by the Company to repay a loan of $15 million from SLK to the Company. The sale price for the Company's and its subsidiary's membership interests in Equitrade Partners, L.L.C. was determined by the Board of Directors and the Audit
Committee of the Board of Directors. The sale price consisted primarily of a return of the capital of Equitrade Partners, L.L.C. allocated to the Company and its subsidiary, the repayment of loans from the Company and one of its subsidiaries to Equitrade Partners, L.L.C., the fair market value of seats on the NYSE determined by reference to their current bid and ask for such seats and a premium which was determined based upon among other things, valuations derived from acquisitions of national and regional broker dealers and other precedential acquisitions. On December 31, 1998, the Company borrowed $15 million from SLK at an interest rate of 6% per annum with an original maturity date of six months which was subsequently extended to the date of the sale of Equitrade Partners, L.L.C. to a subsidiary of SLK or eighteen months after termination of the sale agreement. From time to time, the Company had entered into short-term borrowing facilities with SLK for the purpose of financing trading positions. Mr. Peter R. Kellogg, a holder of the Common Stock identified under the heading "Voting Securities and Principal Holders Thereof", is a senior managing director of SLK. Charles Kirkland Kellogg, a director of the Company, is the son of Peter R. Kellogg.

Ralph N. Del Deo. Mr. Del Deo is a senior partner in the law firm of Gibbons, Del Deo, Dolan, Griffinger & Vecchione, P.C., which performs legal services for the Company, and certain of its subsidiaries.

Go2Net, Inc. Pursuant to the Co-Branding and Marketing Agreement dated as of February 5, 2000, by and between Go2Net, Inc. and NDB.com (the "Marketing Agreement"), NDB.com is obligated to pay Go2Net, Inc. $22,500,000 in three equal annual installments of $7,500,000. The first installment was paid during the fiscal year ended May 31, 2000. In certain circumstances, the second and third annual installments may be increased from $7,500,000 to $10,000,000 and the third annual installment may be increased to $12,500,000. These payments are being made for promotional activities for NDB.com conducted by Go2Net, Inc. principally on its network websites and for the licensing of Silicon Investor "Stock Talk" to NDB.com for use by NDB.com's customers. In addition, NDB.com is required to pay Go2Net, Inc. additional amounts if NDB.com receives in excess of specified numbers of qualified applications to open brokerage accounts as a result of a link from a Go2Net network website or other promotional activities of Go2Net, Inc. Go2Net, Inc. is a stockholder of the Company and Russell C. Horowitz, a director of the Company, is the Chairman and Chief Executive Officer of Go2Net, Inc.

Deutsche Bank AG. The Company has executed non-binding term sheets with Deutsche Bank AG pursuant to which Deutsche Bank AG and the Company may form joint ventures to offer online discount brokerage in the world, other than the United States. The Company has also entered into an agreement with Deutsche Bank AG regarding the involvement by the Company or any of its broker dealer subsidiaries in the distribution of United States initial public offerings of common stock for which Deutsche Bank AG or one of its affiliates serves as the book running or joint book running underwriter. NDB.com and Deutsche Bank AG have entered into an agreement pursuant to which Deutsche Bank AG or one or more of its affiliates will make available to NDB.com research prepared by Deutsche Bank AG or such affiliates for general distribution to retail customers in the United States. Deutsche Bank AG is a beneficial owner of the Common Stock identified under the heading "Voting Securities and Principal Holders thereof" and Kevin Parker, a director of the Company, is an employee of Deutsche Bank AG and serves on the Board as Deutsche Bank AG's representative.


                               Company Performance

Set forth below is a line graph comparing the percentage change in the cumulative total stockholder return on the Common Stock against the cumulative total return of the S&P Composite 500 Stock Index, the S&P Small Cap 600 Stock Index and the Dow Jones Securities Brokers Index ("D J Brokers Index"). The Common Stock was added to the S&P Small Cap 600 Index on January 13, 2000. As such, the Company is transitioning to that index from the S&P 500 for the purpose of the following graph. The graph assumes that the value of the investment in the Common Stock and each index was $100 at May 31, 1995 and that all dividends, if any, were reinvested.


COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
AMONG THE NATIONAL DISCOUNT BROKERS, THE S&P 500 INDEX, THE S&P SMALL CAP 600 INDEX
AND THE DOW JONES SECURITIES BROKERS INDEX

                                                                        Cumulative Total Return
                                                 5/95          5/96         5/97         5/98         5/99         5/00

National Discount Brokers Group, Inc.             100          156          180          164          676          426

S&P Composite 500                                 100          128          166          217          263          290

S&P Small-Cap 600                                 100          138          155          193          186          212

Dow Jones Securities Brokers                      100          128          199          346          506          536


PROPOSAL 2.       APPROVAL OF NDB CAPITAL MARKETS CEO BONUS PLAN

The Board of Directors is asking stockholders to approve the NDB Capital Markets CEO Bonus Plan (the "Bonus Plan"). The purposes of the Bonus Plan are to (i) assist the Company and NDBC in motivating and retaining NDBC's chief executive officer, (ii) promote the identification of his interests with those of the Company's stockholders, and (iii) enable the Company to pay an annual bonus which is based upon the achievement of specified performance and deductible for purposes of federal income taxation.

Reasons for the Proposal

The Company and its subsidiaries have paid cash bonuses to the chief executive officer of NDBC for a number of years as part of its executive compensation program. Under applicable Delaware law, the payment of such compensation to officers and employees is a matter within the authority of the Board of Directors or a committee thereof and does not require the approval of stockholders.

Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") disallows federal income tax deductions for certain executive compensation in excess of $1 million per year ("$1 million limit"). Under Section 162(m), compensation that qualifies as "performance-based compensation" is not subject to the $1 million limit. One of the conditions to qualify bonuses as "performance-based compensation" is stockholder approval of the material terms of the performance goals for which the bonuses are paid. To permit the Compensation Committee to make an annual bonus that is comparable to those found in the marketplace in which the Company competes for executive talent and allow the Company to pay a bonus that qualifies as deductible "performance-based compensation" under Section 162(m), the Board of Directors has adopted the Bonus Plan, subject to stockholder approval.


Description of the Bonus Plan

The following summary of the material aspects of the Bonus Plan is qualified in its entirety by reference to the full text of the Bonus Plan, a copy of which is set forth as "Exhibit A" to this Proxy Statement. Unless otherwise specified, capitalized terms used in this discussion have meanings assigned to them in the Bonus Plan.

The Bonus Plan provides that a Bonus may be paid to the Chief Executive Officer of NDBC as of the last day of a Bonus Period, which will be the Company's fiscal year ("Bonus Period"). Only a person who serves as the Chief Executive Officer of NDBC during the Bonus Period is eligible to participate in the Bonus Plan.

The Bonus Plan is administered by the Compensation Committee of the Board or such other committee of directors as may be designated by the Board in the future (the "Committee"). Each member of the Committee, which must have at least two members, must meet the standards of independence necessary to be classified as an "outside director" for purposes of Section 162(m) of the Code. As a result, no Participant or other employees of the Company or its subsidiaries are permitted to serve on the Committee.

If the Bonus Plan is approved by the stockholders, the first Bonus Period will be the fiscal year of the Corporation commencing in 2000. The Bonus is payable in cash.

Following the end of a Bonus Period, the Committee will compute the size of the Bonus based upon a formula. The formula is 5.176% of Income. "Income" means the consolidated pre-tax income from continuing operations of the Company as determined in accordance with generally accepted accounting principles, without any deductions for the payment or accrual of the Bonus or any bonus payable under the CEO Bonus Plan or any successor plan thereto. Once the Committee has determined the amount of the Bonus to be made for a Bonus Period, it must certify the amounts in writing and authorize the Company and/or NDBC to pay the Bonus to the Chief Executive Officer in accordance with the terms and conditions of the Bonus Plan.

The Board may amend, modify or terminate the Bonus Plan in any respect at any time; provided, however, so long as Thomas W. Neumann is Chief Executive Officer of NDBC, the Bonus Plan may not be amended or terminated without his consent. The Bonus Plan will remain in effect until terminated by the Board. No Bonus may be granted under the Plan after its termination. Once the Bonus Plan is approved by the stockholders, termination of the Bonus Plan would not affect any Bonus earned in full prior to termination of the Bonus Plan, but which is payable on or after the date of termination and such Bonus would continue to be subject to the terms of the Bonus Plan notwithstanding its termination. If the Bonus Plan is not approved by stockholders, it will be void.

Assumed Bonus Awards

Because the fiscal year commencing in 2000 is the first Bonus Period established under the Bonus Plan, the size of the Bonus for that Bonus Period cannot be computed until the Company's Income for the fiscal year commencing in 2000 is known. As a result, the Bonus, if any, that may be paid to the Chief Executive Officer of NDBC for the fiscal year Bonus Period is not currently determinable.

For purposes of illustration only, the Bonus which would have been paid to the Chief Executive Officer of NDBC for the fiscal year ended May 31, 2000 if the Bonus Plan had been in effect for that fiscal year is $3,999,790.

Vote Required

Approval of the Bonus Plan requires the affirmative vote of a majority of the votes cast by the holders of the Common Stock, in person or by proxy, at a meeting at which a quorum is present. The Bonus Plan will terminate unless the Bonus Plan is approved by the Company's stockholders. The Board might nevertheless decide to continue to pay an annual bonus to the Chief Executive Officer in accordance with its historical practices. In such event, however, payments made to the Chief Executive Officer may not be deductible for federal income tax purposes under Section 162(m) of the Code.


PROPOSAL 3.       APPROVAL OF AMENDMENT TO THE 2000 NATIONAL DISCOUNT BROKERS
                  GROUP, INC. COMPENSATION PLAN

At the Meeting, the holders of the Common Stock will be asked to vote upon a proposal to approve an amendment to the 2000 National Discount Brokers Group, Inc. Compensation Plan (the "2000 Plan") to increase from 800,000 shares to 1,300,000 shares, the number of shares of Common Stock for which options, stock awards and stock appreciation rights may be granted thereunder. The 2000 Plan, as proposed to be amended, is attached as Exhibit B to this Proxy Statement.

Reasons For The Proposal

Under the 2000 Plan as currently in effect, options, stock awards and stock appreciation rights for up to 800,000 shares of the Common Stock may be granted. The Board of Directors has determined that it is advisable to continue to provide stock-based incentive compensation to the Company's officers and employees, thereby continuing to align the interests of such employees with those of stockholders, and that awards under the 2000 Plan are an effective means of providing such compensation. In order to effectuate options, stock awards and stock appreciation rights by the Compensation Committee set forth herein and to continue to grant stock-based incentive compensation in the future, it is necessary to increase the number of shares of Common Stock available for grant under the 2000 Plan.

Description of the 2000 Plan

The following is a summary of the 2000 Plan. This summary does not purport to be complete, and is qualified in its entirety by reference to the text of the 2000 Plan, which is attached as Exhibit B to this Proxy Statement.

Purpose. The purpose of the 2000 Plan is to provide an additional incentive to employees, independent contractors, agents and consultants of the Company and its subsidiaries, to aid in attracting and retaining employees, independent contractors, agents and consultants and to closely align their interests with those of stockholders. The 2000 Plan authorizes the granting of stock awards, options and stock appreciation rights of up to 800,000 shares of Common Stock, and if Proposal 3 is approved, up to an additional 500,000 shares of Common
Stock,   subject  to  adjustment  in  the  event  of  mergers,   consolidations,
reorganizations, recapitalizations, stock dividends, stock splits or other change in the corporate structure or capitalization affecting the Common Stock.

Administration. The 2000 Plan will be administered by a committee (the "Committee") of at least two directors who are "non-employee directors" as such term is defined in Rule 16b-3 of the Exchange Act and "outside directors" as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), presently the Compensation Committee. In administering the 2000 Plan, the Committee has the power to interpret its provisions and to promulgate, amend, and rescind rules and regulations for its administration, to select individuals to receive grants, and to determine the terms and provisions of grants of stock awards, options and stock appreciation rights.

Stock Awards. The 2000 Plan provides for the granting of awards of Common Stock ("Awards") to any employee or officer of the Company or its subsidiaries, or any other person who is an independent contractor, agent or consultant for the Company or its subsidiaries, but not any director of the Company who is not an employee of the Company or its subsidiaries. Awards may contain such terms and conditions as the Committee may determine, including but not limited to, vesting requirements and payment of consideration to the Company.

Option Grants. The 2000 Plan provides for the granting of both incentive stock options (an "ISO") and nonqualified stock options (a "NQO") and in connection with such options the granting of stock appreciation rights (an "SAR"). NQO's and ISO's are referred to as "Options". NQO's and SAR's may be issued to any employee or officer of the Company or its subsidiaries, or any other person who is an independent contractor, agent or consultant of the Company or its subsidiaries but not any director of the Company who is not an employee of the Company. ISO's may be issued to employees and officers of the Company and its subsidiaries, but not to any independent contractor, agent or consultant. The Committee also determines the times at which Options become exercisable, their transferability and the dates, not more than ten years after the date of grant, on which Options will expire. In the event of a tender offer for more than 25% of the Company's outstanding stock, or a "change in control" (as defined in the 2000 Plan) of the Company, all outstanding Options become immediately exercisable. The fair market value of the stock with respect to which ISO's under the 2000 Plan or any other plan of the Company first become exercisable may not exceed $100,000 in any year. The option price of an ISO is to be at least 100% of the fair market value on the date of grant (110% in the case of optionees holding more than ten percent of the combined voting power of all classes of stock of the Company). The 2000 Plan, however, permits the Committee to grant NQO's at any exercise price consistent with the purposes of the 2000 Plan, whether or not such exercise price is equal to the fair market value of the stock on the date of grant of the NQO. NQO's with an exercise price of less than fair market value on the date of grant will not qualify as performance-based compensation under Section 162(m) of the Code and so any compensation expense generated by the exercise of such an Option would not be deductible by the Company if the optionee is a "covered employee" who is paid compensation from the Company in an amount in excess of $1,000,000 in the year of exercise.

Options may be exercised by the payment of the exercise price in cash, Common Stock or a combination thereof. The Committee may make a loan for the purpose of exercising any Option granted under the 2000 Plan to an optionee in an amount not to exceed 100% of the purchase price of the shares acquired upon exercise of the Options. The loan must be secured by a pledge of shares of the Company having an aggregate purchase price equal to or greater than the amount of the loan.

Stock Appreciation Rights. The 2000 Plan permits the Committee to grant SAR's in connection with any Option granted under the Plan. SAR's enable an optionee to surrender an Option and to receive a payment in cash or Common Stock, as determined by the Committee, equal to the difference between the fair market value of the Common Stock on the date of surrender of the related Option and the option price.

Future and Historic Awards and Grants. The Committee has not made any determination with respect to grants of Awards, Options or SAR's to employees in the future. As of August 29, 2000, the Company had 6 executive officers and approximately 900 employees, who are not executive officers who could potentially qualify for grants of Awards, Options or SAR's.

If Proposal 3 is approved by stockholders and based upon shares of Common Stock utilized or reserved under existing or exercised stock options as of August 1, 2000 under the 2000 Plan, up to 877,000 shares of Common Stock will be available for grant of Options, Awards or SAR's under the 2000 Plan, which shares of Common Stock had a market value of $29,489,125 as of August 1, 2000 and up to 203,618 shares of Common Stock will be available under the 1995 Stock Option Plan and the 1999 Plan.

As of August 1, 2000, the Committee has granted options to 108 persons under the 2000 Plan. The following persons and groups were recipients of these options:
Arthur Kontos:  none;  Dennis Marino:  5,000;  Thomas W. Neumann:  5,000;  James
Romano: 10,000; Denise Isaac: 5,000 ; all current executive officers as a group:
20,000; all current directors who are not executive officers as a group: none; nominees for election as a director: Dennis Marino: 5,000; James H. Lynch, Jr.: none; and Russell C. Horowitz: none; each associate of any such director, executive officer or nominee: none; each other person who received or is to receive 5% of such options, awards or SAR's: none; and all employees, including all current officers who are not executive officers, as a group: 410,000. Options under the 2000 Plan outstanding as of August 1, 2000 have exercise prices ranging from $26.5625 to $60.0625 per share. The Options were issued for a 10 year term from the date of grant and vest one-third each year commencing on the first anniversary of the date of grant. The Company has not granted any Awards or SAR's as of August 1, 2000.

Termination of Employment. Unless otherwise provided by the Committee, the following rules apply to all Options. Options expire immediately if an employee is terminated for cause. If termination of employment is voluntary or involuntary without cause, Options expire three months after termination. In the event of an employee's death within such three-month period, the employee's estate may exercise the Option for the number of shares for which it is exercisable at the date of termination, for one year after death but in no event beyond the expiration dates of the Option. An Option outstanding at the time an employee retires under a Company retirement plan or becomes disabled is exercisable within one year of termination for disability in the case of an ISO or within three months of termination in the case of an ISO to the extent the ISO is exercisable at termination and in the case of a NQO may be exercisable at any time to the extent that the optionee was otherwise entitled to exercise it at the time of such cessation of employment with the Company or a subsidiary thereof, but in no event after the expiration of the option period. If an employee dies while employed, the employee's estate may exercise the Option exercisable at the date of termination of employment for up to three years after death (one year in the case of voluntary or involuntary without cause termination of employment), but in no event beyond the expiration dates of the Option to the extent the Option was exercisable at the employee's date of death. If the employee dies within three months after voluntary termination of employment without cause, each Option held by the employee may be exercised by his or her estate or his or her beneficiary at any time within a period of one year after death (but not after the expiration of the option period) to the extent exercisable at the date of termination. Unless otherwise determined by the Committee, Stock Awards will terminate when the employee's employment terminates for any reason.

Income Tax Consequences. Under present law the federal income tax treatment of Awards, Options and SAR's under the 2000 Plan is generally as follows:

Awards. A person receiving an Award will realize income when the Award vests. Any compensation includable in the gross income of an employee with respect to an Award will be subject to appropriate federal income and employment taxes. The Company will be entitled to a business expense deduction in the same amount and at the same time as when the recipient of an Award recognizes compensation income. Upon subsequent sale of the stock covered by an Award, any amount realized in excess of the amount recognized as compensation will constitute a capital gain. A recipient may make an election under Section 83(b) of the Code within thirty (30) days after the date of grant of an Award, in which case the recipient would recognize income on the date of grant rather than the date of vesting of the Award.

Incentive Stock Options. For regular income tax purposes, an optionee will not realize taxable income upon either the grant of an ISO or its exercise if the optionee has been an employee of the Company or a subsidiary at all times from the date of grant to a date not more than three months before the date of exercise. The difference between the fair market value of the stock at the date of exercise and the exercise price of an ISO, however, will be treated as an item of tax preference in the year of exercise for purposes of the alternative minimum tax.

If the shares acquired upon an exercise of an ISO are not disposed of by the optionee within two years from the date of grant or within one year from the date of exercise, any gain realized upon a subsequent sale of the shares will be taxable as long-term capital gain. In that case, the Company will not be entitled to a deduction in connection with the grant or the exercise of the ISO or the subsequent disposition of the shares by the optionee. The amount of gain or loss realized upon such a sale or other disposition will be measured by the difference between the amount realized and the earlier exercise price of the ISO (the optionee's basis in the stock).

If the optionee disposes of the shares within two years from the date of grant of the ISO or within one year from the date of exercise of the ISO, the optionee will realize ordinary income in an amount equal to the excess of the fair market value of the shares at the date of exercise (or the amount realized on disposition, if less) over the option price, and the Company will be allowed a corresponding deduction. If the amount realized on the disposition exceeds the fair market value of the shares at the date of exercise the gain on disposition in excess of the amount treated as ordinary income will be treated as a capital gain. Any such capital gain will be a long-term capital gain if the optionee holds the shares for more than one year from the date of exercise.

Nonqualified Stock Options. An optionee will not realize income upon the grant of a NQO. Upon the exercise of a NQO, an optionee will be required to recognize ordinary income in an amount equal to the excess of the fair market value at the date of exercise of the NQO over the option price. Any compensation includable in the gross income of an employee with respect to a NQO will be subject to appropriate federal income and employment taxes. The Company will be entitled to a business expense deduction in the same amount and at the same time as when the optionee recognizes compensation income. Upon a subsequent sale of the stock, any amount realized in excess of such fair market value will constitute a capital gain. Any such capital gain will be a long-term capital gain if the optionee holds the shares for more than one year from the date of exercise.

In the limited circumstances in which an officer who is subject to Section 16(b) of the Securities Exchange Act of 1934, as amended (the "1934 Act") exercises a NQO, which exercise is not exempt under Section 16(b) and the gain realized from such exercise is subject to forfeiture pursuant to Section 16(b), no income is recognized for federal income tax purposes at the time of exercise unless the optionee makes an election under Section 83(b) of the Code within 30 days after the date of exercise, in which case the rules described in the second preceding paragraph would apply. Where such an election is not made, the optionee will recognize ordinary income on the first date that sale of such shares would not create liability under Section 16(b) of the 1934 Act (this is generally, but not necessarily, six months after the date of exercise). The ordinary income recognized to such an optionee will be the excess, if any, of the fair market value of shares on such later date over the option exercise price.

If an optionee exercises an Option by tendering Company stock in payment of the option price the optionee will be deemed to exchange the number of previously owned shares (e.g., 50 shares) for an identical number of new shares (e.g., 50 shares). This deemed exchange of previously owned Company stock for new Company stock should be eligible for nonrecognition treatment under Section 1036 of the Code as an exchange of common stock for common stock in the same corporation. With regard to the additional number of new Company shares (e.g., the excess over 50 shares) that an optionee receives pursuant to the exercise of the Option, an optionee will be deemed to have acquired them without paying consideration. If such extra shares are issued pursuant to a NQO, the fair market value of such extra shares will be included in the optionees' income as compensation income and the Company will be allowed a corresponding deduction. If such extra shares are issued pursuant to an ISO, no income on the exercise of such Options will be recognized by the optionee, and the Company will not be allowed a compensation deduction. The optionee's basis in the new shares deemed exchanged for old shares will be equal to the optionee's basis in the surrendered old shares, and the optionee's holding period in such new shares will include his or her holding period in the old shares. The optionee's basis in the additional (or excess) new shares received will equal the amount that the optionee included in income with respect to those shares (their fair market value for stock issued pursuant to a NQO; zero for stock issued pursuant to an
ISO), and the optionee's holding period in such additional shares will start as of the date of acquisition.

Stock Appreciation Rights. SAR's will not result in taxable income upon grant. Upon exercise, the optionee will realize ordinary income in an amount equal to the cash and/or the fair market value of any shares received which amount will be subject to appropriate income and employment taxes. The Company will be entitled to a corresponding compensation deduction.

The foregoing discussion does not purport to be a complete analysis of all the potential tax consequences relevant to recipients of Awards, Options or SAR's or to the Company or its subsidiaries. The above discussion does not take into account the effect of state and local tax laws. Moreover, no assurance can be given that legislative, administrative, regulatory or judicial changes or interpretations will not occur which could modify such analysis. In addition, an individual's particular tax status and his or her other tax attributes may result in different tax consequences from those described above. Therefore, any participant in the 2000 Plan should consult with his or her own tax adviser concerning the tax consequences of the grant, exercise and surrender of such Awards, Options or SAR's and the disposition of any stock acquired pursuant to the exercise of such Awards, Options or SAR's.

Amendments. The Board of Directors may amend the 2000 Plan at any time, but may not, without prior shareholder approval, increase the aggregate number of shares that may be issued thereunder (except as provided in the 2000 Plan), materially increase the benefits to participants or materially modify the requirements as to eligibility for participation in the 2000 Plan.

Termination.  The 2000 Plan terminates by its terms on September 1, 2009.

Vote Required

Pursuant to The New York Stock Exchange stockholder approval policy, the affirmative vote of a majority of the outstanding shares of Common Stock voted in person or by proxy at the Meeting is required for approval of the 2000 Plan.

The Board of Directors recommends a vote "FOR" the amendment of the 2000 Plan.



PROPOSAL 4.  RATIFICATION AND APPROVAL OF THE APPOINTMENT
                   OF INDEPENDENT AUDITORS

The Company, subject to stockholder ratification, has selected PricewaterhouseCoopers LLP to serve as its independent auditors for the fiscal year ending May 31, 2001. If the stockholders do not ratify the appointment of PricewaterhouseCoopers LLP, the Company may reconsider its selection.

A representative of PricewaterhouseCoopers LLP is expected to be present at the Meeting to respond to appropriate questions and will be given the opportunity to make a statement if he or she desires to do so.

The affirmative vote of the holders of a majority of the shares of Common Stock of the Company present, in person or by proxy, and entitled to vote at the Meeting is required for the ratification and approval of the appointment of auditors.

The Board of Directors recommends a vote "FOR" ratification and approval of the appointment of PricewaterhouseCoopers LLP as independent auditors.



Stockholder Proposals For Next Annual Meeting; Discretionary Voting Authority

Any stockholder proposals intended to be presented at the Company's next annual meeting of stockholders and submitted pursuant to Rule 14a-8 of the Securities and Exchange Commission, must be received by the Company at its offices at 10 Exchange Place Centre, Jersey City, New Jersey 07302, on or before May 11, 2001, for consideration for inclusion in the proxy material for such annual meeting of stockholders. Other stockholder proposals or other proposals received by the Company at its offices at 10 Exchange Place Centre, Jersey City, New Jersey 07302 on or after July 27, 2000, or other matters about which the Company did not have notice prior to such date, will be voted upon using the discretionary authority granted to proxies appointed by the Board of Directors at the Meeting.

Expenses Of Solicitation

The cost of the solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited by regular employees of the Company, either personally or by telephone or telegraph. The Company does not expect to pay any compensation for the solicitation of proxies, but may reimburse brokers and other persons holding shares in their names or in the names of nominees for expenses in sending proxy material to beneficial owners and obtaining proxies of such owners.

Other Matters

The Board of Directors does not intend to bring any matters before the Meeting other than as stated in this Proxy Statement, and is not aware that any other matters will be presented for action at the Meeting. If any other matters come before the Meeting, the persons named in the enclosed form of proxy will vote the proxy with respect thereto in accordance with their best judgment, pursuant to the discretionary authority granted by the proxy. Whether or not you plan to attend the Meeting in person, please complete, sign, date and return the enclosed proxy card promptly.

                                              By Order of the Board of Directors


                                              Frank E. Lawatsch, Jr.
                                              Secretary

Dated:  September 6, 2000

                                    EXHIBIT A

                               NDB CAPITAL MARKETS
                                       CEO
                                   BONUS PLAN

1.   General Purposes of the Plan

     NDB Capital Markets Corporation (or NDB Capital Markets, LP when it succeeds to the active business of NDB Capital Markets Corporation (the "Corporation")) CEO Bonus Plan is designed to (i) assist National Discount Brokers Group, Inc. ("NDBG") and the Corporation in motivating and retaining the Corporation's Chief Executive Officer, (ii) promote the identification of his interests with those of NDBG, the Corporation and NDBG's shareholders, and (iii) enable NDBG and the Corporation to pay an annual cash bonus which is based upon the achievement of specified levels of performance and deductible for purposes of federal income taxation.

2.   Definitions

     Terms not otherwise defined herein shall have the following meanings:

2.1 "Bonus" means the cash bonus paid to the Chief Executive Officer for a Bonus Period, as determined by the Committee in the manner described in Sections 3 and 5 hereof.

2.2 "Bonus Period" means NDBG's fiscal year, provided that the last day of a Bonus Period must be the last day of NDBG's fiscal year.

2.3  Board" means the Board of Directors of NDBG.

2.4 "Chief Executive Officer" means the person designated as Chief Executive Officer of the Corporation from time to time.
2.5  "Code" means the Internal Revenue Code of 1986, as amended.

2.6 "Committee" means the committee appointed by the Board to establish and administer the Plan as provided herein; provided, that the Committee shall have two or more members and each member of the Committee shall be an "outside director" as defined for purposes of Section 162(m) of the Code. Unless otherwise determined by the Board, the Compensation Committee of the Board shall be the Committee.

2.7 "Income" means the consolidated pre-tax net income from continuing operations of NDBG, as determined in accordance with generally accepted accounting principles, without any deductions for the payment or accrual of a bonus under the National Discount Brokers Group, Inc. 1996 CEO Bonus Plan or any successor thereto, and the Bonus under the Plan.

2.8  "Plan" means NDB Capital Markets CEO Bonus Plan.

2.9 "Subsidiary" means any entity 50% or more the voting securities of which are owned directly or indirectly by NDBG.

3.   Administration

     Subject to the express provisions of the Plan, the Committee shall have plenary authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it and to make all other determinations deemed necessary or advisable for the administration of the Plan. The determinations of the Committee pursuant to this authority shall be conclusive and binding.

4.   Eligibility

     Bonus for a Bonus Period may be made only to a person or persons who serve(s) as the Chief Executive Officer during all or a portion of the Bonus Period; provided, however that if during a Bonus Period more than one Bonus is to be paid with respect to such Bonus Period due to the service of more than one person as Chief Executive Officer during such Bonus Period, such Bonuses may not exceed the Bonus which would have been paid if only one person had occupied such position. A person who serves as both Chief Executive Officer and Chief Executive Officer of National Discount Brokers Group, Inc. may not receive a Bonus under the Plan for periods in which he or she serves in such dual capacity.

5.   Bonus

5.1 As soon as practicable following the end of a Bonus Period, but in all events prior to paying any Bonus, the Committee shall compute and certify in writing the Bonus for that Bonus Period. In performing such computation, the Committee may rely upon financial statements supplied by NDBG's officers, provided that the Committee believes such statements to have been prepared in accordance with generally accepted accounting principles. A Bonus shall equal 5.176% of Income in a Bonus Period.

5.2 As soon as practicable following the Committee's completion of the actions specified in Section 5.1, the Committee shall certify in writing the Bonus, if any, to be paid to the Chief Executive Officer for that Bonus Period and shall authorize NDBG and/or the Corporation to pay, or authorize the payment of, such Bonus to the Chief Executive Officer in accordance with the terms and conditions of the Plan.

5.3 If the Chief Executive Officer is not the Chief Executive Officer for the whole Bonus Period, the Committee may reduce the Bonus for such Bonus Period pro rata by multiplying the Bonus for such Bonus Period by a fraction of the numerator of which is the number of days in the Bonus Period that the Chief Executive Officer served as Chief Executive Officer and the denominator is 365.

5.4 Bonuses shall be subject to applicable federal, state and local withholding taxes and other applicable withholding in accordance with the Corporation's payroll practices as in effect from time to time.

5.5 The Committee, subject to the terms and conditions as it may determine, and the Chief Executive Officer pursuant to any deferred compensation plan of the Corporation, shall have the ability to defer the payment of a Bonus; provided, in either case, that any additional amounts credited to such deferred payment will be based either on a reasonable rate of interest or the actual rate of return of one or more predetermined actual investments.

5.6 Except as provided in Section 5.5, the Corporation shall pay the Bonus within thirty days after the annual consolidated financial statements for NDBG are certified by NDBG's outside auditors.

6.   Transferability

     Until paid to the Chief Executive Officer, a Bonus shall not be subject to the claims of creditors and may not be assigned, alienated, transferred or uncumbered in any way other than by will or pursuant to the laws of descent and distribution.

7.   Termination or Amendment

     The Board may not amend, modify or terminate the Plan in any respect at any time without the consent of the Chief Executive Officer so long as Thomas W. Neumann is the Chief Executive Officer of the Corporation. During the period any other person is Chief Executive Officer, the Board may amend, modify or terminate the Plan in any respect at any time without the consent of the Chief Executive Officer.

8.   Effectiveness of Plan and Awards

     The Plan shall be void ab initio unless the Plan is approved by a vote of NDBG's stockholders at the first meeting of NDBG's stockholders following adoption of the Plan by the Board.

9.   Effective Date; Term of the Plan

     Subject to stockholder approval pursuant to Section 8, the Plan shall be effective as of June 1, 2000 and the first Bonus Period shall be the fiscal year of NDBG commencing in 2000. The Plan shall remain in effect until terminated by the Board pursuant to Section 7. No Bonus may be paid under the Plan after its termination, provided that termination of the Plan shall not affect any Bonus which has been fully earned prior to termination of the Plan, but which is payable on or after the date of termination and such Bonus shall continue to be subject to the terms of the Plan notwithstanding its termination.

10.  Indemnification of Committee

     In addition to such other rights of indemnification as they may have as Directors or as members of the Committee, each of the members of the Committee shall be indemnified by NDBG against the reasonable expenses, including attorneys' fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a part by reason of any action taken or failure to act under or in connection with the Plan or any Bonus made hereunder, and against all amounts reasonably paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding to the maximum extent permitted by law.

11.  General Provisions

11.1 The establishment of the Plan shall not confer upon the Chief Executive Officer any legal or equitable right against the Corporation, NDBG or any Subsidiary, except as expressly provided in the Plan.

11.2 The Plan does not constitute an inducement or consideration for the employment of the Chief Executive Officer, nor is it a contract between the Corporation, NDBG, or any Subsidiary, and the Chief Executive Officer. Participation in the Plan shall not give Chief Executive Officer any right to be retained in the employ of NDBG, the Corporation or any Subsidiary.

11.3 Nothing contained in this Plan shall prevent the Board or the Committee from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.

11.4 The Plan shall be governed, construed and administered in accordance with the laws of the State of Delaware.

                                    EXHIBIT B

                   2000 NATIONAL DISCOUNT BROKERS GROUP, INC.
                                COMPENSATION PLAN

SECTION 1.  PURPOSE

         The purpose of the 2000 National Discount Brokers Group, Inc. Compensation Plan (the "Plan") is to provide an additional incentive to employees, independent contractors, agents and consultants of National Discount Brokers Group, Inc. (the "Company") and its Subsidiaries, to aid in attracting and retaining employees, independent contractors, agents and consultants, and to closely align their interests with those of shareholders.

SECTION 2.  DEFINITIONS

         Unless the context clearly indicates otherwise, the following terms, when used in this Plan, shall have the meanings set forth in this Section 2.

         (a) "Beneficiary" shall mean the person, persons, trust or trusts which have been designated by a Grantee in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Grantee's death. If, upon a Grantee's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the Grantee's estate.

         (b) "Board" shall mean the Board of Directors of the Company.

         (c) "Change in Control". A change in control of the Company shall be deemed to have occurred if, over the initial opposition of the then-incumbent Board (whether or not such Board ultimately acquiesces therein), (i) any person or group of persons (excluding the Company, its affiliates, any benefit plan maintained by the Company or its affiliates, and any underwriter temporarily holding securities pursuant to an offering of such securities) shall acquire, directly or indirectly, stock of the Company having at least 25% of the combined voting power of the Company's then-outstanding securities, or (ii) Continuing Directors (as hereinafter defined) no longer constitute at least a majority of the members of the Board. "Continuing Director" shall mean any individual who is a member of the Board on August 31, 1999 or is designated as a Continuing Director by a majority of the Continuing Directors on the Board at or prior to such person's initial nomination or election to the Board.

         (d) "Code" shall mean the Internal Revenue Code of 1986 and the rules and regulations thereunder, as it or they may be amended from time to time.

         (e) "Committee" shall mean the Compensation Committee of the Board or such other committee as may be designated by the Board. The Committee shall consist of two or more members of the Board who are "non-employee directors" as such term is defined in Rule 16b-3 of the Exchange Act, as from time to time in effect and are "outside directors" as defined under Section 162(m) of the Code.

         (f) "Date of Exercise" shall mean the earlier of the date on which written notice of exercise, together with payment in full, is received at the office of the Secretary of the Company or the date on which such notice and payment are mailed to the Secretary of the Company at its principal office by certified or registered mail.

         (g) "Employee" shall mean any employee, including any officer of the Company or any of its Subsidiaries, or any other person, who is an independent contractor, agent or consultant of the Company or any of its Subsidiaries, and excluding any director of the Company who is not otherwise an employee of the Company or any of its Subsidiaries. In addition, a person who has accepted employment by the Company or any of its Subsidiaries is eligible to be granted a Stock Award, a Stock Option and/or a Stock Appreciation Right under the Plan; provided, however, that such Stock Award, Stock Option or Stock Appreciation Right shall be cancelled if such person fails to commence such employment and no payment of value may be made in connection therewith until such person has commenced such employment. For the purposes of any provision of this Plan relating to Incentive Stock Options, the term "Employee" shall be limited to mean any employee (as that term is defined under Code Section 3401(c)) or officer of the Company or any of its Subsidiaries, but not any person who is merely an independent contractor, agent or consultant of the Company or any of its Subsidiaries.

         (h) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         (i) "Fair Market Value" shall mean the fair market value of the Stock as determined by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of the Stock shall be the mean of the highest and lowest selling prices of the Stock as reported on the Composite Tape for securities traded on the New York Stock
Exchange on the date value is to be determined (or the last immediately preceding date on which the Stock was traded).

         (j) "Grantee" shall mean an Employee granted a Stock Option or a Stock Award.

         (k) "Granting Date" shall mean the date on which the Committee authorizes the issuance of a Stock Option for a specified number of shares of Stock or a Stock Award to a specified Employee.

         (l) "Incentive Stock Option" shall mean a Stock Option granted under the Plan which is properly qualified under the provisions of Section 422 of the Code.

         (m) "Nonqualified Stock Option" shall mean a Stock Option granted within the Plan which is not an Incentive Stock Option or otherwise qualified under similar tax provisions.

         (n) "Stock" shall mean the Common  Stock,  as par value $.01 per share,
of  the  Company,   or  such  other   securities  as  may  be  substituted   (or
resubstituted) for the Stock pursuant to Section 10.

         (o) "Stock Appreciation Right" shall mean a right granted pursuant to the Plan to receive Stock, cash, or a combination thereof, upon the surrender of the right to purchase all or part of the shares of Stock covered by a Stock Option.

         (p) "Stock Award" shall mean a grant under the Plan of an award of Stock to an Employee.

         (q) "Stock Option" shall mean an Incentive Stock Option or Nonqualified Stock Option granted pursuant to the Plan to purchase shares of Stock.

         (r) "Subsidiary" shall mean any subsidiary corporation as defined in
Section 424 of the Code.

SECTION 3.  SHARES OF STOCK SUBJECT TO THE PLAN


         Subject to adjustment pursuant to Section 10, 1,300,000 shares of Stock shall be reserved for issuance upon the exercise of Stock Options granted pursuant to this Plan or granted as Stock Awards. Shares delivered under the Plan may be authorized and unissued shares or issued shares held by the Company in its treasury. If any Stock Awards or Stock Options expire or terminate without having been vested or exercised, the shares of Stock covered by such Stock Award or Stock Option shall become available again for the grant of Stock Awards or Stock Options hereunder. Similarly, if any Stock Options are surrendered for cash pursuant to the provisions of Section 7, the shares of Stock covered by such Stock Options shall also become available again for the grant of Stock Options hereunder. Shares of Stock covered by Stock Options surrendered for Stock pursuant to Section 7, however, shall not become available again for the grant of Stock Awards or Stock Options hereunder.


SECTION 4.  ADMINISTRATION OF THE PLAN

         (a) The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of Stock Awards, Stock Options and Stock Appreciation Rights, and to make all other determinations necessary or advisable for the administration of the Plan. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, Grantees, transferees under Section 12(g) hereof or other persons claiming rights from or through a Grantee, and stockholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Subsidiary, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions, as the Committee may determine, to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3 for Stock Options, Stock Awards or Stock Appreciation Rights granted to Grantees subject to Section 16 of the Exchange Act in respect of the Company and will not cause Stock Options, Stock Awards or Stock Appreciation Rights intended to qualify as "performance-based compensation" under Code Section 162(m) to fail to so qualify. The Committee may appoint agents to assist it in administering the Plan.

         (b) It is intended that the Plan and any transaction hereunder meet all of the requirements of Rule 16b-3 promulgated by the Securities and Exchange Commission, as such rule is currently in effect or as hereafter modified or amended, and all other applicable laws. If any provision of the Plan or any transaction would disqualify the Plan or such transaction under, or would not comply with, Rule 16b-3 or other applicable laws, such provision or transaction shall be construed or deemed amended to conform to Rule 16b-3 or such other applicable laws or otherwise shall be deemed to be null and void, in each case to the extent permitted by law and deemed advisable by the Committee.

(c) Any controversy or claim arising out of or related to this Plan shall be determined unilaterally by and at the sole discretion of the Committee.

         (d) The Committee and each member thereof shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any executive officer, other officer or employee of the Company or a Subsidiary, the Company's independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee and any officer or employee of the Company or a Subsidiary acting at the direction or on behalf of the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

SECTION 5.  GRANTING OF STOCK OPTIONS

         (a) Only Employees shall be eligible to receive Stock Options under the Plan. Directors of the Company who are not also employees of the Company or one of its Subsidiaries shall not be eligible for Stock Options.

         (b) The option price of each share of Stock subject to an Incentive Stock Option shall be at least 100% of the Fair Market Value of a share of the Stock on the Granting Date.

         (c) The option price of each share of Stock subject to a Nonqualified Stock Option shall be 100% of the Fair Market Value of a share of the Stock on the Granting Date, or such other price either greater than or less than the Fair Market Value (but in no event less than the par value of the Stock) as the Committee shall determine appropriate to the purposes of the Plan and to the Company's total compensation program.

         (d) The Committee shall determine and designate from time to time those Employees who are to be granted Stock Options and whether the particular Stock Options are to be Incentive Stock Options or Nonqualified Stock Options, and shall also specify the number of shares of Stock covered by and the option price per share of each Stock Option. Each Stock Option granted under the Plan shall be clearly identified as to its status as a Nonqualified Stock Option or an Incentive Stock Option.

         (e) The aggregate Fair Market Value (determined at the time the Stock Option is granted) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year (under all such plans of the individual's employer corporation and its parent and subsidiary corporations) shall not exceed $100,000.

         (f) A Stock Option shall be exercisable during such period or periods and in such installments as shall be fixed by the Committee at the time the Stock Option is granted or in any amendment thereto; but each Stock Option shall expire not later than ten years from the Granting Date.

         (g) The Committee shall have the authority to grant both transferable Nonqualified Stock Options and nontransferable Stock Options, and to amend outstanding nontransferable Nonqualified Stock Options to provide for transferability. Each transferable Nonqualified Stock Option may provide for such limitations on transferability and exercisability as the Committee may designate at the time a Nonqualified Stock Option is granted or is otherwise amended to provide for transferability.

         (h) Stock Options may be granted to an Employee who has previously received Stock Awards, Stock Options, Stock Appreciation Rights or other options whether such prior Stock Options, Stock Awards or Stock Appreciation Rights or other options are still outstanding, have previously been exercised or surrendered in whole or in part, or are canceled in connection with the issuance of new Stock Options, Stock Awards or Stock Appreciation Rights.

         (i) Subject to adjustment pursuant to Section 10, the aggregate number of shares of Stock subject to Stock Options granted to an Employee under the Plan during any calendar year shall not exceed 300,000 shares.

         (j) Notwithstanding the foregoing, the option price of an Incentive Stock Option in the case of a Grantee who owns more than ten percent of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, will not be less than one-hundred-ten percent (110%) of the Fair
Market Value of the Stock at the Granting Date and in the case of such a Grantee, the Incentive Stock Option may be exercised no more than five years after the Granting Date.

SECTION 6.  EXERCISE OF STOCK OPTIONS

         (a) Except as provided in Section 9 or 12(g), no Stock Option may be exercised at any time unless the Grantee is an Employee on the Date of Exercise and, in the case of holders of Incentive Stock Options, has been an Employee at all times during the period beginning on the Granting Date and ending on the day 3 months before the date of such exercise.

         (b) The Grantee shall pay the option price in full on the Date of Exercise of a Stock Option in cash, by check, or by delivery of full shares of Stock of the Company, duly endorsed for transfer to the Company with signature guaranteed, or by any combination thereof. Stock will be accepted at its Fair Market Value on the Date of Exercise.

         (c) Subject to the approval of the Committee, or of such person to whom the Committee may delegate such authority ("its designee"), the Company may loan to the Grantee a sum equal to an amount which is not in excess of 100% of the purchase price of the shares of Stock acquired upon exercise of a Stock Option, such loan to be evidenced by the execution and delivery of a promissory note. Interest shall be paid on the unpaid balance of the promissory note at such times and at such rate as shall be determined by the Committee or its designee. Such promissory note shall be secured by the pledge to the Company of shares of Stock having an aggregate purchase price on the date of purchase equal to or greater than the amount of such note. A Grantee shall have, as to such pledged shares of Stock, all rights of ownership including the right to vote such shares of Stock and to receive dividends paid on such shares of Stock, subject to the security interest of the Company. Such shares of Stock shall not be released by the Company from the pledge unless the proportionate amount of the note secured thereby has been repaid to the Company; provided, however that shares of Stock subject to a pledge may be used to pay all or part of the purchase price of any other option granted hereunder or under any other stock incentive plan of the Company under the terms of which the purchase price of an option may be paid by the surrender of shares of Stock, subject to the terms and conditions of this Plan relating to the surrender of shares of Stock in payment of the exercise price of an option. In such event, that number of the newly purchased shares of Stock equal to the shares of Stock previously pledged shall be immediately pledged as substitute security for the pre-existing debt of the Grantee to the Company, and thereupon shall be subject to the provisions hereof relating to pledged shares of Stock. All notes executed hereunder shall be payable at such times and in such amounts and shall contain such other terms as shall be specified by the Committee or its designee or stated in the option agreement; provided, however, that such terms shall conform to requirements contained in any applicable regulations which are issued by any governmental authority.

SECTION 7.  STOCK APPRECIATION RIGHTS

         (a) The Committee may grant to any Employee, Stock Appreciation Rights in connection with any Stock Option. Stock Appreciation Rights may be granted at the time the related Stock Option is granted or at any time thereafter up to six months prior to the expiration of the related Stock Option.

         (b) Stock Appreciation Rights shall be exercisable at such times and to the extent that the related Stock Option shall be exercisable and only to the extent the Stock Appreciation Right has a positive value, unless the Committee specifies a more restrictive period.

         (c) Upon the exercise of a Stock Appreciation Right, the Grantee shall surrender the related Stock Option or a portion thereof and shall be entitled to receive payment of an amount determined by multiplying the number of shares as to which the Stock Option rights are surrendered by the difference obtained by subtracting the exercise price per share of the related Stock Option from the Fair Market Value of a share of Stock on the Date of Exercise of the Stock Appreciation Right.

         (d) Payment of the amount determined under Section 7(c) shall be made in Stock, in cash, or partly in cash and partly in Stock as the Committee shall determine in its sole discretion.

SECTION 8.  GRANTING OF STOCK AWARDS

(a) Only Employees shall be eligible to receive Stock Awards under the Plan. Directors of the Company who are not also employees of the Company or one of its Subsidiaries shall not be eligible for Stock Awards.

(b) The Committee shall determine and designate from time to time those Employees who are to be granted Stock Awards and the terms and conditions of the Stock Awards, including the number of shares of Stock subject to the Stock Award, vesting provisions and the rights of a Grantee of the Stock Award with respect to the Stock until the Stock Award fully vests.


(c) During the period prior to vesting of a Stock Award, the Grantee of the Stock Award shall have the right to vote, or give written consent as a stockholder with respect to, the shares of Stock subject to the Stock Award. Subject to the provisions of the Plan, the Committee shall have the power to determine whether Grantees shall have the right to receive dividends distributed with respect to the shares of Stock subject to the Stock Award and other rights of a stockholder with respect to the Stock subject to the Stock Award. Until vested, shares of Stock subject to a Stock Award may be held in custody under terms and conditions specified by the Committee. Except as provided by the Committee pursuant to Section 12(g) with respect to a Stock Award, a Grantee may not sell, transfer, hypothecate, pledge, margin or otherwise dispose of interests in or otherwise encumber shares of Stock subject to a Stock Award until the Stock Award vests.

(d) Subject to adjustment pursuant to Section 10, the aggregate number of shares of Stock granted to an Employee during any calendar year shall not exceed 50,000 shares.

(e) Except as otherwise determined by the Committee, upon termination of employment during the period when a Stock Award has not vested, Stock subject to a Stock Award that is not at that time vested shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any agreement reflecting a Stock Award, or may determine in any individual case, that restrictions or forfeiture conditions relating to the Stock subject to a Stock Award shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of the Stock subject to a Stock Award.

(f) Stock subject to a Stock Award granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing such Stock are registered in the name of the Grantee, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Stock, that the Company retain physical possession of the certificates, and that the Grantee deliver a stock power to the Company, endorsed in blank, relating to the Stock.

(g) As a condition to the grant of a Stock Award, the Committee may require that any cash dividends paid on Stock subject to the Stock Award be automatically reinvested in additional shares of Stock. Unless otherwise determined by the Committee, Stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend shall be subject to restrictions and a risk of forfeiture to the same extent as the Stock subject to the Stock Award with respect to which such shares of Stock or other property have been distributed.

SECTION 9.  TERMINATION OF EMPLOYMENT

         Except as otherwise provided by the Committee at the time the Stock Option or Stock Award is granted or any amendment thereto, if a Grantee ceases to be an Employee then:

         (a) if termination of employment is voluntary or involuntary without cause, (i) all Stock Awards of such Grantee shall be cancelled as of the date of termination to the extent then unvested and (ii) such Grantee may exercise each Stock Option held by the Grantee within three months after such termination (but not after the expiration date of the Stock Option) to the extent of the number of shares subject to the Stock Option which are purchasable pursuant to its terms at the date of termination;

         (b) if termination is for cause, all Stock Options and Stock Awards held by such Grantee shall be canceled as of the date of termination;

         (c) subject to the provisions of Section 9(e), if termination is (i) by reason of retirement at a time when such Grantee is entitled to the current receipt of benefits under any retirement plan maintained by the Company or any Subsidiary, or (ii) by reason of disability, each Nonqualified Stock Option held by such Grantee may be exercised by such Grantee at any time (but not after the expiration date of the Nonqualified Stock Option) and each Incentive Stock Option held by such Grantee may be exercised by such Grantee within one year of such termination for disability and three months after such termination for retirement (but not after the expiration date of the Incentive Stock Options) in each case to the extent of the number of shares subject to the Stock Option which were purchasable pursuant to its terms at the date of termination;

         (d) if termination is by reason of the death of such Grantee, each Stock Option held by such Grantee may be exercised by such Grantee's estate, or by any person who acquires the right to exercise the Stock Option by reason of such Grantee's death, at any time within a period of three years after death (but not after the expiration date of the Stock Option) to the extent of the total number of shares subject to the Stock Option which were purchasable pursuant to its terms at the date of termination; or

         (e) if such Grantee should die within three months after voluntary termination of employment or involuntary termination without cause, as contemplated in Section 9(a), each Stock Option held by such Grantee may be exercised by such Grantee's estate, or by any person who acquires the right to exercise by reason of such Grantee's death, at any time within a period of one year after death (but not after the expiration date of the Stock Option) to the extent of the number of shares subject to the Stock Option which were purchasable pursuant to its terms at the date of termination.

SECTION 10.  ADJUSTMENTS

         Except as provided in this Section, in the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the corporate structure or capitalization affecting the Stock, there shall be an appropriate adjustment made by the Board in the number and kind of shares that may be granted in the aggregate and to individual Employees under the Plan, the number and kind of shares subject to each outstanding Stock Award, Stock Option and Stock Appreciation Right and the option prices. Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company as a result of which the outstanding securities of the class then subject to Stock Options or Stock Awards hereunder are changed into or exchanged for cash or property or securities not of the Company's issue, or upon a sale of substantially all of the property of the Company to, or the acquisition of stock representing more than eighty percent (80%) of the voting power of the stock of the Company then outstanding by, another corporation or person, the Plan shall terminate, and all Stock Options and Stock Awards theretofore granted hereunder shall terminate, unless provision be made in writing in connection with such transaction for the continuance of the Plan or for the assumption of Stock Options and Stock Awards theretofore granted, or the substitution for such Stock Awards of awards covering the stock of a successor employer corporation, or a parent or a subsidiary thereof and the substitution for such Stock Options of options covering the stock of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event the Plan and Stock Options and Stock Awards theretofore granted shall continue in the manner and under the terms so provided; provided, however that unless provision is made for substitution of Stock Awards and Stock Options as provided above, such Stock Options shall be fully exercisable immediately prior to the termination thereof and Stock Awards shall vest immediately prior to the termination thereof. Notwithstanding anything in the Plan to the contrary, if any right under this Plan would cause a transaction to be ineligible for pooling of interest accounting that would, but for the right hereunder, be eligible for such accounting treatment, the Committee may modify or adjust the right so that pooling of interest accounting shall be available, including the substitution of Stock having a Fair Market Value equal to the cash otherwise payable hereunder for the right which caused the transaction to be ineligible for pooling of interest accounting.

SECTION 11.  TENDER OFFER; CHANGE IN CONTROL

         (a) A Stock Option shall become immediately exercisable to the extent of the total number of shares of Stock subject to the Stock Option and a Stock Award shall immediately vest in full in the event of (i) a tender offer by a person or persons other than the Company for all or any part of the outstanding Stock if, upon consummation of the purchases contemplated, the offeror or offerors would own, beneficially or of record, an aggregate of more than 25% of the outstanding Stock, or (ii) a Change in Control of the Company.

         (b) The Committee may authorize the payment of cash upon the exercise of a Stock Appreciation Right during a period (i) beginning on the date on which a tender offer as described in (a), above, is first published or sent or given to holders of Stock and ending on the date which is seven days after its termination or expiration, or (ii) beginning on the date on which a Change in Control of the Company occurs and ending on the twelfth business day following such date.

SECTION 12.  GENERAL PROVISIONS

         (a) Each Stock Option, Stock Appreciation Right and Stock Award shall be evidenced by a written instrument containing such terms and conditions, not inconsistent with this Plan, as the Committee shall approve.

         (b) The granting of a Stock Option, Stock Appreciation Right or Stock Award in any year shall not give the Grantee any right to similar grants in future years or any right to be retained in the employ of the Company or any Subsidiary or interfere in any way with the right of the Company or such Subsidiary to terminate an Employee's employment at any time.

         (c) Notwithstanding any other provision of the Plan, the Company shall not be required to issue or deliver any certificate or certificates for shares of Stock under the Plan prior to fulfillment of all of the following conditions:

                  (i) The listing, or approval for listing upon notice of issuance, of such shares on the New York Stock Exchange;

                  (ii) Any registration or other qualification of such shares under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee may, in its discretion upon the advice of counsel, deem necessary or advisable; and

                  (iii) The obtaining of any other consent, approval or permit from any state or federal governmental agency which the Committee may, in its discretion upon the advice of counsel, determine to be necessary or advisable.

         (d) The Company shall have the right to deduct from any payment or distribution under the Plan any federal, state or local taxes of any kind required by law to be withheld with respect to such payments or to take such other action as may be necessary to satisfy all obligations for the payment of such taxes. In case distributions are made in shares of Stock, the Company shall have the right to retain the value of sufficient shares of Stock to equal the amount of tax to be withheld for such distributions or require a recipient to pay the Company for any such taxes required to be withheld on such terms and conditions prescribed by the Committee.

         (e) No Grantee shall have any of the rights of a shareholder by reason of a Stock Option until it is exercised.

         (f) This Plan shall be construed and enforced in accordance with the laws of the State of Delaware (without regard to the legislative or judicial conflict of laws rules of any state), except to the extent superseded by federal law.

         (g) No Stock Option, Stock Award or Stock Appreciation Right or other right or interest of a Grantee under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Grantee to any party (other than the Company or a Subsidiary), or assigned or transferred by such Grantee otherwise than by will or the laws of descent and distributionor to a Beneficiary upon the death of a Grantee, and such Stock Option, Stock Award or Stock Appreciation Right or rights that may be exercisable shall be exercised during the lifetime of the Grantee only by the Grantee or his or her guardian or legal representative, except that Stock
Option, Stock Award or Stock Appreciation Right and other rights (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) may be transferred to one or more transferees during the lifetime of the Grantee, and may be exercised by such transferees in accordance with the terms of such Stock Option, Stock Award or Stock Appreciation Right, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of any agreement reflecting a Stock Option, Stock Award or Stock Appreciation Right (subject to any terms and conditions which the Committee may impose thereon). A beneficiary, transferee, or other person claiming any rights under the Plan from or through any Grantee shall be subject to all terms and conditions of the Plan and any agreement reflecting a Stock Option, Stock Award or Stock Appreciation Right applicable to such Grantee, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.


SECTION 13.  AMENDMENT AND TERMINATION

         (a) The Plan shall terminate on September 1, 2009 and no Stock Award or Stock Option shall be granted hereunder after that date, provided that the Board may terminate the Plan at any time prior thereto.

         (b) The Board may amend the Plan at any time without notice; provided however, that the Board may not, without prior approval by the shareholders, (i) increase the maximum number of shares of Stock for which Stock Options or Stock Awards may be granted (except as contemplated by the provisions of Section 10),
(ii) materially increase the benefits accruing to participants under the Plan, or (iii) materially modify the requirements as to eligibility for participation in the Plan.

          (c) Except as specifically contemplated by the Plan, no termination or amendment of the Plan may, (i) without the consent of a Grantee to whom a Stock Option shall theretofore have been granted, adversely affect the rights of such Grantee under such Stock Option, or (ii) without the consent of a recipient of a Stock Award, adversely affect the rights of such recipient under such Stock Award.

SECTION 14.  EFFECTIVE DATE AND SHAREHOLDERS' APPROVAL

         The Plan shall become effective as of September 1, 1999 subject to its approval by the affirmative votes of the holders of a majority of the securities of the Company present, or represented, and entitled to vote thereon at the annual meeting of shareholders of the Company or any adjournment or postponement thereof.

                      National Discount Brokers Group, Inc.

The undersigned hereby appoints John P. Duffy, and Ralph N. Del Deo and each of them, with full power of substitution, as proxies for the undersigned, to attend the annual meeting of stockholders of National Discount Brokers Group, Inc. (the "Company"), to be held at 90 Hudson Street, Jersey City, New Jersey on October 25, 2000, at 4:00 p.m., New Jersey time, or any adjournment thereof, and to vote the number of shares of common stock of the Company that the undersigned would be entitled to vote, and with all the power the undersigned would possess, if personally present, as follows:

1. / / For or / / Withhold Authority to vote for the following nominees for election as Class 1 directors:


Nominees: Dennis Marino, James H. Lynch, Jr., Russell C. Horowitz

(Instruction: To withhold authority to vote for any individual nominee, write the nominee's name on the line provided below.)

---------------------------------


2.       Approval of the NDB Capital Markets CEO Bonus Plan

                      / / For or / / Against or / / Abstain

3. Approval of an amendment to the 2000 National Discount Brokers Group, Inc. Compensation Plan.

                      / / For or / / Against or / / Abstain

4. Approval of the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending May 31, 2001.

                      / / For or / / Against or / / Abstain

5. In their discretion, on such other business as may properly come before the meeting or any adjournment thereof.

         The Proxies will vote as specified herein or, if a choice is not specified, they will vote For the nominees listed in Item 1, For the proposal set forth in Items 2, 3 and 4, and in their discretion with respect to the matters referred to in Item 5.

         This Proxy is solicited by the Board of Directors of the Company.


                                                      Receipt  of the  Notice of
                                                      Annual      Meeting     of
                                                      Stockholders,        Proxy
                                                      Statement  dated September
                                                      6, 2000 and Annual  Report
                                                      to  Stockholders is hereby
                                                      acknowledged:
                                                      Date:_________________2000
                                                      --------------------------
                                                             (Signatures)
                                                      (Please  sign  exactly  as
                                                      your names appear  hereon,
                                                      indicating,  where proper,
                                                      official    position    or
                                                      representative capacity.)